Exhibit 4.6

SUBORDINATED GUARANTEE AGREEMENT

This SUBORDINATED GUARANTEE AGREEMENT (this “Guarantee”), dated •, 2006, is executed and delivered by Mitsubishi UFJ Financial Group, Inc., a joint stock corporation organized under the laws of Japan, acting through its head office at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan (together with its successors, the “Guarantor”), and is executed and accepted by MUFG Capital Finance 1 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with its successors, the “Company”), and JPMorgan Chase Bank, N.A., in its capacity as registrar and paying agent (together with its successors and any other registrar that executes an acceptance with respect to the Company Preferred Securities (as defined herein) in the form attached hereto, the “Agent”), for the benefit of the Initial Holders (as defined herein) and any subsequent holders from time to time of the Company Preferred Securities.

W I T N E S S E T H

WHEREAS, the Company proposes to issue • shares of its Fixed/Floating Rate Noncumulative Preferred Securities (the “Company Preferred Securities”), having an aggregate liquidation preference of $1,000; and

WHEREAS, in order to induce the Initial Holders to purchase the Company Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to pay to the Initial Holders and any subsequent Holders (as defined herein) from time to time of the Company Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the purchase by the Initial Holders and any subsequent Holders from time to time of the Company Preferred Securities, which purchase the Guarantor hereby acknowledges shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee for the benefit of the Initial Holders and any subsequent Holders from time to time of the Company Preferred Securities.

ARTICLE I

DEFINITIONS AND INTERPRETATIONS

Section 1.01. Definitions and Interpretation. In this Guarantee, unless the context otherwise requires:

(a) capitalized terms used but not defined herein have the meanings assigned to them in the Company Articles (as defined below);

(b) a term defined anywhere in this Guarantee has the same meaning throughout;

(c) all references to “the Guarantee” or “this Guarantee” are to this Guarantee as modified, supplemented or amended from time to time;

(d) all references in this Guarantee to Articles and Sections are to Articles and Sections of this Guarantee, unless otherwise specified; and

(e) a reference to the singular includes the plural and vice versa.

“Additional Amounts” has the meaning assigned to it in Section 2.09.

“Affiliate” means, with respect to any specified person, any other Person that directly or indirectly controls or is controlled by, or is under common control with, such specified Person.

“Agent” has the meaning assigned to it in the preamble to this Guarantee.

“Authorized Officer” of a Person means any Person that is authorized to bind such Person.

“Company” has the meaning assigned to it in the preamble to this Guarantee.

“Company Articles” means the amended and restated memorandum and articles of association of the Company dated February 28, 2006.

“Company Preferred Securities” has the meaning assigned to it in the first recital to this Guarantee.

“Core Capital” means core capital (kihonteki koumoku) as such term is used in the capital adequacy guidelines of or supervised by the Financial Services Agency of Japan as replaced, modified or superseded from time to time.

“Core Capital Linked Junior Debt” means liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking (a) senior in priority of payment as to liquidation distributions to common shares of the Guarantor and (b) junior in priority of payment as to liquidation distributions to Senior Preferred Liquidation Shares.

“Core Capital Linked Most Junior Debt” means liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking junior in priority of payment as to liquidation distributions to Core Capital Linked Junior Debt.

“Core Capital Linked Senior Debt” means (i) liabilities of the Guarantor under this Guarantee and (ii) other liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking equal in priority of payment as to liquidation distributions to Senior Preferred Liquidation Shares.

“Covered Person” means any Holder or beneficial owner of Company Preferred Securities.

“Dividends” means distributions on the Company Preferred Securities in the amounts and in the manner set forth in the Company Articles and the Resolutions.

“Event of Default” means a default by the Guarantor on any of its payment or other obligations under this Guarantee.

“Guarantee” has the meaning set forth in the preamble to this Guarantee.

“Guarantee Payments” has the meaning assigned to it in Section 2.01.

“Guarantor” has the meaning assigned to it in the preamble to this Guarantee.

“Holder” means any holder, as registered on the books and records of the Company of Company Preferred Securities; provided, however, that, in determining whether the holders of the requisite percentage of Company Preferred Securities have given any request, notice, consent or waiver hereunder, “Holder” shall not include the Guarantor or any Affiliate of the Guarantor.

“Initial Holder” means the initial holder of the Company Preferred Securities.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Liquidation Distribution Amount” has the meaning assigned to it in Section 3.02.

“Liquidation Event” shall be deemed to occur if (a) liquidation proceedings (seisan) in respect of the Guarantor under the laws of Japan (including special liquidation proceedings (tokubetsu seisan) in respect of the Guarantor under the Commercial Code or the Company Law on or after the effective date thereof) are commenced or (b) a competent court in Japan shall have (x) adjudicated the commencement of bankruptcy proceedings (hasan) in respect of the Guarantor pursuant to the provisions of the Bankruptcy Law or (y) approved a preparation of a reorganization plan for abolishment of all business (jigyo no zenbu no haishi wo naiyotosuru kousei keikakuan) which provides for liquidation of the Guarantor pursuant to the provisions of the Corporate Reorganization Law.

“Liquidation Preference Amount” means the Liquidation Preference of $1,000 per security (plus unpaid dividends that have become definitive, if any), and an amount equal to Dividends calculated in accordance with the provisions of the Company Articles and/or the Resolutions in respect of the period from and including the Dividend Payment Date most recently occurring prior to the occurrence of the Liquidation Event to but not including the date of the Liquidation Event).

“Majority (or Other Stated Percentage) in liquidation preference of the Company Preferred Securities” means a vote by the Holder(s) of more than 66-2/3% (or other stated percentage) of the aggregate liquidation preference (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Dividends to the date upon which the voting percentages are determined) of all Company Preferred Securities, voting as a class.

“Officer’s Certificate” means, with respect to any Person, a certificate signed by an Authorized Officer of such Person.

“Operating Expenses” means all expenses of the Company with respect to the maintenance of its existence in good standing and continuance of its operations as set forth in the Company Articles and all other obligations of the Company of whatever nature (including without limitation the fees and expenses of any management agent, service provider, calculation agent, paying agent or registrar) other than any dividends or other distributions on the Company Preferred Securities or Junior Shares.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Potential Securityholder” has the meaning assigned to it in Section 3.01(a).

“Qualified Subsidiary” means a subsidiary of the Guarantor which satisfies the conditions to be considered a “company controlled by the parent company” under Rule 3a-5 of the Investment Company Act, or any successor provision.

“Redemption Price” means U.S. $1,000.

“Resolutions” means the resolution of the Board of Directors of the Company dated February 28, 2006 and the resolution of a Committee of the Board of Directors of the Company dated •, 2006 establishing the terms of the Company Preferred Securities.

“Senior Debt” means all liabilities of the Guarantor other than Core Capital Linked Senior Debt, Core Capital Linked Junior Debt and Core Capital Linked Most Junior Debt.

“Senior Preferred Liquidation Shares” means preferred shares directly issued by the Guarantor which rank most senior in priority of payment as to liquidation distributions and which qualify as Core Capital.

“Taxes” means any present or future tax, duty, levy, impost, assessment or governmental charge (including in each case penalties, interest and other liabilities related to the preceding items).

“Taxing Jurisdiction” means (i) any jurisdiction in which the Company or the Guarantor is organized or otherwise considered to be a resident for tax purposes, (ii) any jurisdiction from which the Company or the Guarantor makes a payment on the Company Preferred Securities or the Guarantee, as the case may be, or (iii) any political subdivision or taxing authority of either of the above.

ARTICLE II

GUARANTEE

Section 2.01. Guarantee.

(a) The Guarantor irrevocably and unconditionally, on a subordinated basis as provided in Section 3.02, agrees to guarantee the payment in full to the Initial Holders and each subsequent Holder of Company Preferred Securities (without duplication of amounts theretofor paid to the Holders of the Company Preferred Securities by the Company), regardless of any defense, right of set-off or counterclaim that the Company may have or assert of the following:

(i) on any Dividend Payment Date, any Dividends due and payable on the Company Preferred Securities and not subject to a Mandatory Suspension Event or an Optional Suspension Event in the amounts and in the manner set forth in the Company Articles. Dividends in the amounts provided in the Company Articles shall be deemed to be “due and payable” on a Dividend Payment Date, whether or not formally declared and irrespective of whether the Company has sufficient funds legally available for the payment thereof so long as such Dividend Payment Date is not subject to a Mandatory Suspension Event or an Optional Suspension Event;

(ii) on each Redemption Date, the Redemption Price payable with respect to the Company Preferred Securities called for redemption by the Company plus any unpaid Dividends due and payable on the Company Preferred Securities with respect to the current Dividend Period accrued on a daily basis through (but not including) the Redemption Date (but without interest and without accumulation of Dividends for any prior Dividend Period to the extent not due and payable in respect of such period); and

(iii) upon any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Liquidation Preference payable with respect to the Company Preferred Securities plus any unpaid Dividends due and payable on the Company Preferred Securities with respect to the current Dividend Period accrued on a daily basis through (but not including) the Redemption Date (but without interest and without accumulation of Dividends for any prior Dividend Period to the extent not due and payable in respect of such period) (collectively, the “Guarantee Payments”);

in each case including the Additional Amounts relating to the Guarantee Payments under Section 2.09. This Guarantee is continuing, irrevocable, unconditional and absolute. The Guarantor shall have no right to recover any amounts paid under this Guarantee otherwise than as part of the surplus, if any, available to it as holder of the Ordinary Shares in the Company upon its liquidation in accordance with the Company Articles, except when the Guarantor is entitled to a refund of its payment from the Company to the extent the Guarantor satisfies its payment obligation to the Holders of the Company Preferred Securities in accordance with Section 2.01(b).

For the avoidance of doubt, the Guarantor will have no obligation to make any payment with respect to a dividend not paid, either in full or in part, due to a Mandatory Suspension Event or an Optional Suspension Event in accordance with the provisions of the Company Articles. In addition, the parties acknowledge that, if any payment is made to a Holder of Company Preferred Securities by the Guarantor pursuant to Section 2.01(a), to the extent of such payment, the Company Articles provide that the Company will have no further obligations to such Holder of Company Preferred Securities under the Company Articles (whether in relation to dividends, redemption payments, liquidation payments or otherwise).

(b) To the extent the Guarantor has not fulfilled or satisfied (or has not been released from) its obligations under subsection (a) above, the Guarantor agrees with the Company, on a subordinated basis as provided in Section 3.02, subject to the limitations set forth in this Guarantee, to contribute (or cause to be contributed) to the Company such additional funds as are necessary to enable the Company to make any of the payments listed in (i), (ii) and (iii) of subsection (a) above. The Company shall distribute to the Holders of the Company Preferred Securities in accordance with the terms of the Company Articles any amounts received pursuant to Section 2.01(b) provided that if any of the Holders of the Company Preferred Securities have already received all or part of such payment from the Guarantor pursuant to this Guarantee, the Company shall refund the corresponding amount, without interest, to the Guarantor and shall only be obliged to distribute the difference to the Holders of the Company Preferred Securities. The Guarantor shall notify the Company of any Guarantee Payments made to Holders of the Company Preferred Securities pursuant to Section 2.01(a), and the Company shall notify the Guarantor of any payments made to Holders of Company Preferred Securities (other than Dividends paid on any Dividend Payment Date when such Dividends were initially due). If, and only if, an Event of Default with respect to a Guarantee Payment occurs and is continuing for more than 30 days, the Company shall have the right to enforce the Company’s rights under this Section 2.01(b) by instituting a suit for that purpose and shall do so promptly if directed by the Independent Director acting within the scope of his powers, and the Independent Director shall have the right to enforce this provision by himself by instituting a suit for that purpose on behalf of the Company, if permitted to do so under applicable law. Any instruction, demand or notice given or action taken by the Independent Director that the Independent Director confirms is being given or taken on behalf of the Company shall, for all purposes of this Guarantee, be deemed to have been properly given or taken on behalf of the Company. Notwithstanding the foregoing, any enforcement action taken by the Company under this Section 2.01(b) shall be without prejudice to the claims of the Holders of the Company Preferred Securities under this Guarantee. For the avoidance of doubt, this Section 2.01(b) is intended to enable the Company and the Independent Director to enforce any existing payment obligation of the Guarantor to Holders under the terms of this Guarantee and not to create a separate or additional payment obligation. Notwithstanding anything to the contrary herein, the Company will not have any direct claim against the Guarantor during any period in which a Liquidation Event has occurred and is continuing but the Liquidation Distribution Amount to which the Holders of the Company Preferred Securities are entitled hereunder has not been determined and the Senior Liquidation Claim (as defined in Section 3.02) has not accrued and become payable following satisfaction of a Condition for Liquidation Payment such that only the Senior Liquidation Claim held by the Holders of the Company Preferred Securities, and no contingent claim of the Company, shall be counted as a Core Capital Linked Senior Debt of the Guarantor in determining the Liquidation Distribution Amount in a liquidation of the Guarantor.

Section 2.02. Delivery of Guarantor Certificate.

(a) As of each (x) Dividend Payment Date with respect to which the Company has not paid the full amount of any due and payable Dividends at the Applicable Dividend Rate payable as contemplated by clause (i) of Section 2.01(a) or (y) Redemption Date with respect to which the Company has not paid the Redemption Price in full, the Guarantor shall deliver an Officer’s Certificate to the Company and the Agent within five Business Days after such Dividend Payment Date or Redemption Date, as applicable, setting forth arrangements for payments of such amounts pursuant to this Guarantee.

(b) Upon the occurrence of a Liquidation Event, the Guarantor shall within five Business Days after such occurrence deliver an Officer’s Certificate to the Company, the Independent Director and the Agent setting forth a statement that a Liquidation Event has occurred and a description of the type of Liquidation Event.

Section 2.03. Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right or remedy to require that a proceeding or any other action be brought first against the Company or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 2.04. Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

(a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Company of any express or implied agreement, covenant, term or condition relating to the Company Preferred Securities to be performed or observed by the Company;

(b) the extension of time for the payment by the Company of all or any portion of the Dividends, Redemption Price, Liquidation Preference Amount or any other sums payable under the terms of the Company Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Company Preferred Securities; provided that nothing in this Guarantee shall affect or impair any valid extension;

(c) any failure, omission, delay or lack of diligence on the part of the Holders of the Company Preferred Securities to enforce, assert or exercise any right, privilege, power or remedy conferred on such Holders pursuant to the terms of the Company Preferred Securities, or any action on the part of the Company granting indulgence or extension of any kind;

(d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Company or any of the assets of the Company;

(e) any invalidity of, or defect or deficiency in, the Company Preferred Securities;

(f) the settlement or compromise of any obligation guaranteed hereby; or

(g) to the extent permitted by applicable law, any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.04 that, other than as provided in the subordination provisions of Section 3.02, the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

Section 2.05. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Company with respect to the Company Preferred Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.04. It is further understood that all rights of a Holder of a Company Preferred Security against the Guarantor under this Guarantee, and all corresponding obligations of the Guarantor to such Holder, are separate and independent of the rights and corresponding obligations between the Guarantor and the respective other Holders of the Company Preferred Securities. This Guarantee is a guarantee of payment and not of collection.

Section 2.06. Rights Not Separately Transferable. This Guarantee is a guarantee for the benefit of each Holder from time to time of Company Preferred Securities with respect to each Company Preferred Security held by such Holder. Upon transfer of any Company Preferred Securities to a third party, a Holder thereof shall no longer have any rights hereunder with respect to such Company Preferred Securities. The rights under this Guarantee with respect to a Company Preferred Security are not separately transferable from such Company Preferred Security. The Company may include on the certificates representing Company Preferred Securities a legend in substantially the following form:

THE HOLDER OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE IS ENTITLED TO THE BENEFITS, AND IS SUBJECT TO THE LIMITATIONS, OF THE SUBORDINATED GUARANTEE AGREEMENT, DATED •, 2006, EXECUTED AND DELIVERED BY MITSUBISHI UFJ FINANCIAL GROUP, INC. FOR THE BENEFIT OF HOLDERS FROM TIME TO TIME OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE. COPIES OF THE SUBORDINATED GUARANTEE AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE PAYING AGENT AND REGISTRAR OF THE COMPANY.

Section 2.07. Subrogation and Waiver. The Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid to such Holders by the Guarantor under this Guarantee and shall have the right to waive payment of any amounts in respect of which payment has been made to the Holders by the Guarantor pursuant to Section 2.01; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of a payment under this Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee. If any amount on the Company Preferred Securities is paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to pay such amount to the Holders.

Section 2.08. Right to Purchase Company Preferred Securities. Subject to applicable law and regulations and the requirements of any stock exchange on which the Company Preferred Securities may at the time be listed, the Guarantor, at its sole option, shall be entitled to purchase the Company Preferred Securities from any Holder, as a whole but not in part.

Section 2.09. Additional Amounts. All payments in respect of the Guarantee Payments (including interest accrued thereon, if any) by the Guarantor shall be made free and clear of, and without withholding or deduction for or on account of, any Taxes, unless the withholding or deduction of such Taxes is required by law or by official interpretation or administration of applicable law. If the Guarantor is required to withhold or deduct any amount for or on account of certain Taxes imposed or levied on behalf of any Taxing Jurisdiction, the Guarantor shall pay, as further Guarantee Payments, such additional amounts as may be necessary in order that the net amounts received by a Holder (or a third party on its behalf) after such withholding or deduction will not be less than the amount that the Holder would have received in respect of the Guarantee Payments (including interest accrued thereon, if any) in the absence of such withholding or deduction (“Additional Amounts”), except that the obligation to pay such Additional Amounts shall not apply to (i) any Taxes that would not have been imposed but for the existence of any present or former connection between the relevant Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over, the relevant Holder, if the relevant Holder is an estate, nominee, trust or corporation) and the Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the Taxing Jurisdiction) other than by the mere ownership or holding of the Company Preferred Securities or the Guarantee or enforcement of rights under the Company Preferred Securities or the Guarantee or under the receipt of payments in respect of the Company Preferred Securities or the Guarantee; (ii) any estate, inheritance, gift, sales, transfer, personal property tax or similar tax, assessment or governmental charge; (iii) any Taxes payable otherwise than by withholding from payments of dividends and other amounts due on the Company Preferred Securities or the Guarantee; (iv) any Taxes that would not have been imposed if the Holder had made a declaration of nonresidence or any other claim or filing for exemption to which it is entitled (provided that (a) a declaration of non-residence or other claim or filing for exemption is required by the applicable law of the Taxing Jurisdiction as a precondition to exemption from the requirement to deduct or withhold such Taxes and (b) at least 30 days prior to the first payment date with respect to which such declaration of non-residence or other claim or filing for exemption is required under the applicable law of the Taxing Jurisdiction, the Holder at that time has been notified by the Company, the Guarantor or any other person through whom payment may be made that a declaration of non-residence or other claim or filing for exemption is required to be made); (v) any Taxes imposed as a result of the presentation of a certificate for the Company Preferred Security for payment (where presentation is required) more than 30 days after the relevant payment is first made available to the Holder (except to the extent that the Holder would have been entitled to receive Additional Amounts had the relevant certificate been presented on the last day of such 30-day period); or (vi) any combination of items (i) through (v) above. Additional Amounts will also not be payable where, had the beneficial owner of the Company Preferred Securities been the holder, it would not have been entitled to payment of Additional Amounts by reason of items (i) to (vi) inclusive above.

The Guarantor will (i) make any required withholding or deduction and (ii) remit the full amount deducted or withheld to the Taxing Jurisdiction in accordance with applicable law. The Guarantor will use all reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Jurisdiction imposing such Taxes and will provide such certified copy to Holders, upon request. The Guarantor will attach to each certified copy a certificate stating: (a) that the amount of withholding Taxes evidenced by the certified copy was paid in connection with payments in respect of the Guarantee, and (b) the amount of such withholding Taxes paid per relevant Preferred Security. Copies of this documentation will be available at the office of the Agent during regular business hours for inspection upon request.

At least 30 days prior to each Dividend Payment Date (unless an obligation to pay Additional Amounts arises shortly before or after the 30th day prior to that date, in which case it will be promptly thereafter) if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Guarantor shall furnish to the Agent an Officer’s Certificate instructing the Agent as to whether any Guarantee Payment shall be made to Holders without withholding or deduction for or on account of any Taxes. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts shall be payable if a Guarantee Payment is due and the amounts so payable to each Holder and will set forth any other information necessary to enable the Agent to pay the Additional Amounts to Holders on the Dividend Payment Date, and the Guarantor shall pay to the Agent, in case a Guarantee Payment is due, the Additional Amounts required to be paid by this Section 2.09.

The Guarantor will pay any present or future stamp, court or documentary taxes, or any other excise or property taxes, charges or similar levies that arise in any jurisdiction from the execution, delivery or registration of the Company Preferred Securities or any other document or instrument referred to in the Company Preferred Securities (other than a transfer of the Company Preferred Securities), or the receipt of any payments with respect to the Guarantees, excluding any taxes, charges or similar levies imposed by any jurisdiction that is not a Taxing Jurisdiction that has imposed or levied taxes resulting in the requirement to pay Additional Amounts.

ARTICLE III

LIMITATIONS OF TRANSACTIONS; RANKING

Section 3.01. Limitation of Transactions.

(a) The Guarantor, for so long as any Company Preferred Securities or any claims under the Guarantee remain outstanding, shall (i) maintain, or shall cause any one or more Qualified Subsidiaries (each, a “Potential Securityholder”) to maintain, 100% ownership of the Ordinary Shares. The Guarantor may transfer or permit the transfer of the Ordinary Shares from one Potential Securityholder to another Potential Securityholder; provided that prior to such transfer it has received an opinion of a nationally recognized U.S. law firm experienced in such matters to the effect that such transfer will not cause the Company to become an “investment company” within the meaning of the Investment Company Act.

(b) The Guarantor, for so long as any of the Company Preferred Securities or any claims under the Guarantee remain outstanding, shall, to the fullest extent permitted by law, not permit, or take any action to cause, the dissolution, liquidation, termination or winding up of the Company, unless the Guarantor is itself in liquidation. The Guarantor shall from time to time pay on behalf of the Company all Operating Expenses or contribute to the Company such funds as are necessary in order to enable the Company to pay its Operating Expenses on or before any date when any such Operating Expenses are due.

(c) So long as any Company Preferred Securities or any claims under the Guarantee remain outstanding, the Guarantor shall procure that dividends or other distributions on any Parity Securities are only declared or payable on the same date on which dividends may be declared and payable on the Company Preferred Securities (absent prior consent of all Holders of the Company Preferred Securities).

If actual declaration or payment of dividends or other distributions on Parity Securities will occur on a date other than the corresponding declaration or payment date for the Company Preferred Securities due to the effect of differing business day conventions or business day definitions, the Guarantor shall be deemed to comply with this Section 3.01(c) so long as amounts declared or payable on the Parity Securities and the Company Preferred Securities are calculated on the basis of a common payment date as provided in the Articles.

Section 3.02. Ranking.

(a) During any period in which a Liquidation Event has occurred, payments under this Guarantee are subordinated to the extent that:

(i) in the case of liquidation of the Guarantor, all of the Guarantor’s Senior Debt held by the Guarantor’s creditors entitled to payment or satisfaction prior to commencement of distribution of residual assets to shareholders is paid or otherwise satisfied in full pursuant to the provisions of the Commercial Code or the Company Law on or after the effective date thereof; or

(ii) in the case of corporate reorganization of the Guarantor where a decree of approbation of a corporate reorganization plan for abolishment of all business (jigyo no zenbu no haishi wo naiyotosuru kousei keikakuan) of the Guarantor becomes final and conclusive, all the Guarantor’s Senior Debt as modified or reduced by such plan appearing in such plan at the date such decree has become final and conclusive is paid or otherwise satisfied in full in accordance with the terms of such plan;

provided, however, that in the case of either (i) or (ii) above (each a “Condition for Liquidation Payment”), the Company shall have distributed a special dividend on the Ordinary Shares of the Company pursuant to Article 10 of the Company Articles.

(b) In a liquidation of the Guarantor, each Holder from time to time of the Company Preferred Securities shall only have a claim (the “Senior Liquidation Claim”) in such liquidation proceedings evidenced by this Guarantee in an amount equal to the aggregate Liquidation Preference Amount of the Company Preferred Securities held by such Holder; provided, however, that the Senior Liquidation Claim shall not accrue and become payable unless and until a Condition for Liquidation Payment shall have occurred and then only to the extent of the Liquidation Distribution Amount.

Under this Guarantee, the “Liquidation Distribution Amount” means the amount payable in respect of the Senior Liquidation Claim represented or evidenced thereby equal to the amount which would have been paid from the assets of the Guarantor if (x) all Core Capital Linked Senior Debt had been Senior Preferred Liquidation Shares, (y) all Core Capital Linked Junior Debt had been preferred shares directly issued by the Guarantor which rank in priority of payment as to liquidation distributions (A) senior to common shares of the Guarantor and (B) junior to Senior Preferred Liquidation Shares, and (z) all Core Capital Linked Most Junior Debt had been subordinated shares directly issued by the Guarantor which rank equal or junior in priority of payment as to liquidation distributions to common shares of the Guarantor.

It is acknowledged and agreed that the Senior Liquidation Claim constitutes a Core Capital Linked Senior Debt of the Guarantor. The relative rankings in a liquidation of the Guarantor of the Senior Liquidation Claim and other claims against the Guarantor are subject to the provisions of Article 131 and Article 430, paragraph 1, of the Commercial Code (or Article 502 of the Company Law on or after the effective date thereof) which prohibits distribution of residual assets to shareholders prior to payment or satisfaction of all debts of the Guarantor, which includes the Guarantor’s obligations under this Guarantee.

In the event that, notwithstanding the foregoing provisions of this Section 3.02(b), after an occurrence of a Liquidation Event, any of the Holders shall have received any payment or distribution of assets of the Guarantor under this Guarantee of any kind or character, whether in cash, property or securities, before all amounts due or to become due on all Senior Debt are paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, then such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent, administrator or other person making payment or distribution of assets of the Guarantor for application to the payment of all amounts due or to become due on all Senior Debt remaining unpaid, to the extent necessary to pay all amounts due or to become due on all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

ARTICLE IV

TERMINATION

Section 4.01. Termination. This Guarantee shall terminate upon, and be of no further force and effect from, the earlier of (i) full payment of the Redemption Price plus any unpaid Dividends as set forth in Section 2.01(a)(ii) or the Liquidation Preference plus any unpaid Dividends as set forth in Section 2.01(a)(iii) of all Company Preferred Securities or purchase and cancellation of all Company Preferred Securities or (ii) full payment of the Liquidation Distribution Amounts payable pursuant to this Guarantee. Notwithstanding the foregoing, this Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Company Preferred Securities must return payment of any sums paid under the Company Preferred Securities or under this Guarantee for any reason whatsoever.

ARTICLE V

MISCELLANEOUS

Section 5.01. Successors and Assigns. All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Company Preferred Securities then outstanding.

Section 5.02. Amendments. Except for those changes provided for in the last two sentences of this paragraph or the penultimate paragraph of this Section 5.02, this Guarantee may be modified by the Guarantor, the Company and the Agent only with the prior approval of the Holders of not less than 66-2/3% in aggregate Liquidation Preference of the Company Preferred Securities (excluding any Company Preferred Securities held by the Guarantor or any of its Affiliates, other than Company Preferred Securities purchased or acquired by the Guarantor or its Affiliates in connection with transactions effected by or for the account of customers of the Guarantor or any of its Affiliates in connection with the distribution or trading of or market-making in connection with such securities and except that persons (other than Affiliates of the Guarantor) to whom the Guarantor or any of its subsidiaries have pledged Company Preferred Securities may vote or convert with respect to such pledged securities pursuant to the terms of such pledge). This Guarantee may be amended without the consent of the Holders of the Company Preferred Securities to (i) cure any ambiguity or correct any mistake, (ii) correct or supplement any provision in this Guarantee that may be defective or inconsistent with any other provision of this Guarantee, (iii) add to the covenants, restrictions or obligations of the Guarantor for the benefit of the Company or the Holders of the Company Preferred Securities or to surrender any right or power conferred upon the Guarantor under this Guarantee, (iv) evidence the succession of another entity to the Guarantor and the assumption by any such successor of the covenants of the Guarantor stated herein, (v) conform to any change in the Investment Company Act or the rules or regulations of such act, any applicable Japanese commercial, insolvency or corporation law or any other applicable law and (vi) modify, eliminate and add to any provision of this Guarantee to such extent as may be necessary or desirable; provided that no such amendment made in reliance upon clause (vi) shall have a material adverse effect on the rights, preferences or privileges of the Holders of the Company Preferred Securities. Except as provided in the preceding sentence, Sections 2.01 and 2.02 may not be amended without the prior approval of each Holder of the Company Preferred Securities.

Any amendment to reduce the aggregate Liquidation Preference of the Company Preferred Securities whose Holders must consent to an amendment as provided in the preceding paragraph must be approved by each Holder of the Company Preferred Securities.

Any amendment hereof in accordance with this Section 5.02 shall be binding on all Holders of the Company Preferred Securities.

Section 5.03. Assignment of the Guarantor. The Guarantor may not assign its obligations under the Guarantee, except in the case of a merger, consolidation, corporate split or a sale, lease or other transfer of substantially all of its assets where the Guarantor is not the surviving entity, and then only to the entity which is the survivor of such merger, consolidation or corporate split or the purchaser in such sale and which expressly assumes the obligations of the Guarantor hereunder.

Section 5.04. Notices. All notices provided for in this Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

(a) If given to the Agent, at the Agent’s mailing address set forth below:

JPMorgan Chase Bank, N.A.

4 New York Plaza, 15th Floor

New York, NY 10004

Fax No.: 1-212-623-6216

Attention: Worldwide Securities Services

(b) If given to the Guarantor, at the Guarantor’s mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Company Preferred Securities):

Mitsubishi UFJ Financial Group, Inc.

7-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo 100-8330, Japan

Fax No.: 81-3-3240-6631

Attention: Financial Planning Division, General Manager

(c) If given to the Company, at the Company’s mailing address set forth below (or such other address as the Company may give notice of to the Guarantor):

MUFG Capital Finance 1 Limited

c/o Maples Finance Limited

P.O. Box 1093GT

Queensgate House

113 South Church Street

George Town

Grand Cayman

Cayman Islands

Fax No.: 1-345-945-7100

Attention: Martin Couch

with a copy addressed as follows:

MUFG Capital Finance 1 Limited

c/o Maples and Calder

Ugland House

P.O. Box 309GT

South Church Street

George Town

Grand Cayman

Cayman Islands

Fax No.: 1-345-949-8080

Attention: Matthew Gardner

(d) If given to any Holder of Company Preferred Securities, at the address set forth on the books and records of the Company. All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

(e) Notwithstanding anything to the contrary herein, notices to the Agent are only effective when received.

Section 5.05. Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.06. Submission to Non-Exclusive Jurisdiction. Each party irrevocably consents and agrees for the benefit of the other parties hereto that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Guarantee may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

Section 5.07. Jurisdiction. The Guarantor hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Guarantee or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Guarantee without any further action on the part of the Guarantor or any other person or entity. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 5.07 satisfactory to the other parties hereto. The Guarantor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 5.07 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Guarantee. The Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit any right to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against any of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Guarantee brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 5.07 shall survive any termination of this Guarantee, in whole or in part.

Section 5.08. Waiver of Immunities. To the extent that any of the parties or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Guarantee or any additional agreement, each of the parties hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

This Subordinated Guarantee Agreement is executed the day and year first above written.

MITSUBISHI UFJ FINANCIAL GROUP, INC., as Guarantor

By:
Name:
Title:

The undersigned hereby agrees that the Company Preferred Securities are entitled to the benefits of this Subordinated Guarantee Agreement dated •, 2006.

MUFG CAPITAL FINANCE 1 LIMITED, as Company

By:
Name:
Title:

The undersigned hereby agrees to act as the Agent with respect to the Company Preferred Securities and is not otherwise a party to the Subordinated Guarantee Agreement and shall have no duties other than those of the Agent with respect to the Company Preferred Securities.

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title:

SUBORDINATED GUARANTEE AGREEMENT

This SUBORDINATED GUARANTEE AGREEMENT (this “Guarantee”), dated •, 2006, is executed and delivered by Mitsubishi UFJ Financial Group, Inc., a joint stock corporation organized under the laws of Japan, acting through its head office at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan (together with its successors, the “Guarantor”), and is executed and accepted by MUFG Capital Finance 2 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with its successors, the “Company”), JPMorgan Chase Bank, N.A., in its capacity as registrar (together with its successors and any other registrar that executes an acceptance with respect to the Company Preferred Securities (as defined herein) in the form attached hereto, the “Registrar”), and JPMorgan Chase Bank, N.A., London Branch, in its capacity as paying agent (together with its successors, the “Paying Agent” and together with the Registrar, the “Agents”) for the benefit of the Initial Holders (as defined herein) and any subsequent holders from time to time of the Company Preferred Securities.

W I T N E S S E T H

WHEREAS, the Company proposes to issue • shares of its Fixed/Floating Rate Noncumulative Preferred Securities (the “Company Preferred Securities”), having an aggregate liquidation preference of €1,000; and

WHEREAS, in order to induce the Initial Holders to purchase the Company Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to pay to the Initial Holders and any subsequent Holders (as defined herein) from time to time of the Company Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the purchase by the Initial Holders and any subsequent Holders from time to time of the Company Preferred Securities, which purchase the Guarantor hereby acknowledges shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee for the benefit of the Initial Holders and any subsequent Holders from time to time of the Company Preferred Securities.

ARTICLE I

DEFINITIONS AND INTERPRETATIONS

Section 1.01. Definitions and Interpretation. In this Guarantee, unless the context otherwise requires:

(a) capitalized terms used but not defined herein have the meanings assigned to them in the Company Articles (as defined below);

(b) a term defined anywhere in this Guarantee has the same meaning throughout;

(c) all references to “the Guarantee” or “this Guarantee” are to this Guarantee as modified, supplemented or amended from time to time;

(d) all references in this Guarantee to Articles and Sections are to Articles and Sections of this Guarantee, unless otherwise specified; and

(e) a reference to the singular includes the plural and vice versa.

“Additional Amounts” has the meaning assigned to it in Section 2.09.

“Affiliate” means, with respect to any specified person, any other Person that directly or indirectly controls or is controlled by, or is under common control with, such specified Person.

“Agents” has the meaning assigned to it in the preamble to this Guarantee.

“Authorized Officer” of a Person means any Person that is authorized to bind such Person.

“Company” has the meaning assigned to it in the preamble to this Guarantee.

“Company Articles” means the amended and restated memorandum and articles of association of the Company dated February 28, 2006.

“Company Preferred Securities” has the meaning assigned to it in the first recital to this Guarantee.

“Core Capital” means core capital (kihonteki koumoku) as such term is used in the capital adequacy guidelines of or supervised by the Financial Services Agency of Japan as replaced, modified or superseded from time to time.

“Core Capital Linked Junior Debt” means liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking (a) senior in priority of payment as to liquidation distributions to common shares of the Guarantor and (b) junior in priority of payment as to liquidation distributions to Senior Preferred Liquidation Shares.

“Core Capital Linked Most Junior Debt” means liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking junior in priority of payment as to liquidation distributions to Core Capital Linked Junior Debt.

“Core Capital Linked Senior Debt” means (i) liabilities of the Guarantor under this Guarantee and (ii) other liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking equal in priority of payment as to liquidation distributions to Senior Preferred Liquidation Shares.

“Covered Person” means any Holder or beneficial owner of Company Preferred Securities.

“Dividends” means distributions on the Company Preferred Securities in the amounts and in the manner set forth in the Company Articles and the Resolutions.

“Event of Default” means a default by the Guarantor on any of its payment or other obligations under this Guarantee.

“Guarantee” has the meaning set forth in the preamble to this Guarantee.

“Guarantee Payments” has the meaning assigned to it in Section 2.01.

“Guarantor” has the meaning assigned to it in the preamble to this Guarantee.

“Holder” means any holder, as registered on the books and records of the Company of Company Preferred Securities; provided, however, that, in determining whether the holders of the requisite percentage of Company Preferred Securities have given any request, notice, consent or waiver hereunder, “Holder” shall not include the Guarantor or any Affiliate of the Guarantor.

“Initial Holder” means the initial holder of the Company Preferred Securities.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Liquidation Distribution Amount” has the meaning assigned to it in Section 3.02.

“Liquidation Event” shall be deemed to occur if (a) liquidation proceedings (seisan) in respect of the Guarantor under the laws of Japan (including special liquidation proceedings (tokubetsu seisan) in respect of the Guarantor under the Commercial Code or the Company Law on or after the effective date thereof) are commenced or (b) a competent court in Japan shall have (x) adjudicated the commencement of bankruptcy proceedings (hasan) in respect of the Guarantor pursuant to the provisions of the Bankruptcy Law or (y) approved a preparation of a reorganization plan for abolishment of all business (jigyo no zenbu no haishi wo naiyotosuru kousei keikakuan) which provides for liquidation of the Guarantor pursuant to the provisions of the Corporate Reorganization Law.

“Liquidation Preference Amount” means the Liquidation Preference of €1,000 per security (plus unpaid dividends that have become definitive, if any), and an amount equal to Dividends calculated in accordance with the provisions of the Company Articles and/or the Resolutions in respect of the period from and including the Dividend Payment Date most recently occurring prior to the occurrence of the Liquidation Event to but not including the date of the Liquidation Event).

“Majority (or Other Stated Percentage) in liquidation preference of the Company Preferred Securities” means a vote by the Holder(s) of more than 66-2/3% (or other stated percentage) of the aggregate liquidation preference (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Dividends to the date upon which the voting percentages are determined) of all Company Preferred Securities, voting as a class.

“Officer’s Certificate” means, with respect to any Person, a certificate signed by an Authorized Officer of such Person.

“Operating Expenses” means all expenses of the Company with respect to the maintenance of its existence in good standing and continuance of its operations as set forth in the Company Articles and all other obligations of the Company of whatever nature (including without limitation the fees and expenses of any management agent, service provider, calculation agent, paying agent or registrar) other than any dividends or other distributions on the Company Preferred Securities or Junior Shares.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Potential Securityholder” has the meaning assigned to it in Section 3.01(a).

“Qualified Subsidiary” means a subsidiary of the Guarantor which satisfies the conditions to be considered a “company controlled by the parent company” under Rule 3a-5 of the Investment Company Act, or any successor provision.

“Redemption Price” means €1,000.

“Resolutions” means the resolution of the Board of Directors of the Company dated February 28, 2006 and the resolution of a Committee of the Board of Directors of the Company dated •, 2006 establishing the terms of the Company Preferred Securities.

“Senior Debt” means all liabilities of the Guarantor other than Core Capital Linked Senior Debt, Core Capital Linked Junior Debt and Core Capital Linked Most Junior Debt.

“Senior Preferred Liquidation Shares” means preferred shares directly issued by the Guarantor which rank most senior in priority of payment as to liquidation distributions and which qualify as Core Capital.

“Taxes” means any present or future tax, duty, levy, impost, assessment or governmental charge (including in each case penalties, interest and other liabilities related to the preceding items).

“Taxing Jurisdiction” means (i) any jurisdiction in which the Company or the Guarantor is organized or otherwise considered to be a resident for tax purposes, (ii) any jurisdiction from which the Company or the Guarantor makes a payment on the Company Preferred Securities or the Guarantee, as the case may be, or (iii) any political subdivision or taxing authority of either of the above.

GUARANTEE

Section 2.01. Guarantee.

(a) The Guarantor irrevocably and unconditionally, on a subordinated basis as provided in Section 3.02, agrees to guarantee the payment in full to the Initial Holders and each subsequent Holder of Company Preferred Securities (without duplication of amounts theretofor paid to the Holders of the Company Preferred Securities by the Company), regardless of any defense, right of set-off or counterclaim that the Company may have or assert of the following:

(i) on any Dividend Payment Date, any Dividends due and payable on the Company Preferred Securities and not subject to a Mandatory Suspension Event or an Optional Suspension Event in the amounts and in the manner set forth in the Company Articles. Dividends in the amounts provided in the Company Articles shall be deemed to be “due and payable” on a Dividend Payment Date, whether or not formally declared and irrespective of whether the Company has sufficient funds legally available for the payment thereof so long as such Dividend Payment Date is not subject to a Mandatory Suspension Event or an Optional Suspension Event;

(ii) on each Redemption Date, the Redemption Price payable with respect to the Company Preferred Securities called for redemption by the Company plus any unpaid Dividends due and payable on the Company Preferred Securities with respect to the current Dividend Period accrued on a daily basis through (but not including) the Redemption Date (but without interest and without accumulation of Dividends for any prior Dividend Period to the extent not due and payable in respect of such period); and

(iii) upon any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Liquidation Preference payable with respect to the Company Preferred Securities plus any unpaid Dividends due and payable on the Company Preferred Securities with respect to the current Dividend Period accrued on a daily basis through (but not including) the Redemption Date (but without interest and without accumulation of Dividends for any prior Dividend Period to the extent not due and payable in respect of such period) (collectively, the “Guarantee Payments”);

in each case including the Additional Amounts relating to the Guarantee Payments under Section 2.09. This Guarantee is continuing, irrevocable, unconditional and absolute. The Guarantor shall have no right to recover any amounts paid under this Guarantee otherwise than as part of the surplus, if any, available to it as holder of the Ordinary Shares in the Company upon its liquidation in accordance with the Company Articles, except when the Guarantor is entitled to a refund of its payment from the Company to the extent the Guarantor satisfies its payment obligation to the Holders of the Company Preferred Securities in accordance with Section 2.01(b).

For the avoidance of doubt, the Guarantor will have no obligation to make any payment with respect to a dividend not paid, either in full or in part, due to a Mandatory Suspension Event or an Optional Suspension Event in accordance with the provisions of the Company Articles. In addition, the parties acknowledge that, if any payment is made to a Holder of Company Preferred Securities by the Guarantor pursuant to Section 2.01(a), to the extent of such payment, the Company Articles provide that the Company will have no further obligations to such Holder of Company Preferred Securities under the Company Articles (whether in relation to dividends, redemption payments, liquidation payments or otherwise).

(b) To the extent the Guarantor has not fulfilled or satisfied (or has not been released from) its obligations under subsection (a) above, the Guarantor agrees with the Company, on a subordinated basis as provided in Section 3.02, subject to the limitations set forth in this Guarantee, to contribute (or cause to be contributed) to the Company such additional funds as are necessary to enable the Company to make any of the payments listed in (i), (ii) and (iii) of subsection (a) above. The Company shall distribute to the Holders of the Company Preferred Securities in accordance with the terms of the Company Articles any amounts received pursuant to Section 2.01(b) provided that if any of the Holders of the Company Preferred Securities have already received all or part of such payment from the Guarantor pursuant to this Guarantee, the Company shall refund the corresponding amount, without interest, to the Guarantor and shall only be obliged to distribute the difference to the Holders of the Company Preferred Securities. The Guarantor shall notify the Company of any Guarantee Payments made to Holders of Company Preferred Securities pursuant to Section 2.01(a), and the Company shall notify the Guarantor of any payments made to Holders of Company Preferred Securities (other than Dividends paid on any Dividend Payment Date when such Dividends were initially due). If, and only if, an Event of Default with respect to a Guarantee Payment occurs and is continuing for more than 30 days, the Company shall have the right to enforce the Company’s rights under this Section 2.01(b) by instituting a suit for that purpose and shall do so promptly if directed by the Independent Director acting within the scope of his powers, and the Independent Director shall have the right to enforce this provision by himself by instituting a suit for that purpose on behalf of the Company, if permitted to do so under applicable law. Any instruction, demand or notice given or action taken by the Independent Director that the Independent Director confirms is being given or taken on behalf of the Company shall, for all purposes of this Guarantee, be deemed to have been properly given or taken on behalf of the Company. Notwithstanding the foregoing, any enforcement action taken by the Company under this Section 2.01(b) shall be without prejudice to the claims of the Holders of the Company Preferred Securities under this Guarantee. For the avoidance of doubt, this Section 2.01(b) is intended to enable the Company and the Independent Director to enforce any existing payment obligation of the Guarantor to Holders under the terms of this Guarantee and not to create a separate or additional payment obligation. Notwithstanding anything to the contrary herein, the Company will not have any direct claim against the Guarantor during any period in which a Liquidation Event has occurred and is continuing but the Liquidation Distribution Amount to which the Holders of the Company Preferred Securities are entitled hereunder has not been determined and the Senior Liquidation Claim (as defined in Section 3.02) has not accrued and become payable following satisfaction of a Condition for Liquidation Payment such that only the Senior Liquidation Claim held by the Holders of the Company Preferred Securities, and no contingent claim of the Company, shall be counted as a Core Capital Linked Senior Debt of the Guarantor in determining the Liquidation Distribution Amount in a liquidation of the Guarantor.

Section 2.02. Delivery of Guarantor Certificate.

(a) As of each (x) Dividend Payment Date with respect to which the Company has not paid the full amount of any due and payable Dividends at the Applicable Dividend Rate payable as contemplated by clause (i) of Section 2.01(a) or (y) Redemption Date with respect to which the Company has not paid the Redemption Price in full, the Guarantor shall deliver an Officer’s Certificate to the Company and the Agents within five Business Days after such Dividend Payment Date or Redemption Date, as applicable, setting forth arrangements for payments of such amounts pursuant to this Guarantee.

(b) Upon the occurrence of a Liquidation Event, the Guarantor shall within five Business Days after such occurrence deliver an Officer’s Certificate to the Company, the Independent Director and the Agents setting forth a statement that a Liquidation Event has occurred and a description of the type of Liquidation Event.

Section 2.03. Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right or remedy to require that a proceeding or any other action be brought first against the Company or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 2.04. Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

(a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Company of any express or implied agreement, covenant, term or condition relating to the Company Preferred Securities to be performed or observed by the Company;

(b) the extension of time for the payment by the Company of all or any portion of the Dividends, Redemption Price, Liquidation Preference Amount or any other sums payable under the terms of the Company Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Company Preferred Securities; provided that nothing in this Guarantee shall affect or impair any valid extension;

(c) any failure, omission, delay or lack of diligence on the part of the Holders of the Company Preferred Securities to enforce, assert or exercise any right, privilege, power or remedy conferred on such Holders pursuant to the terms of the Company Preferred Securities, or any action on the part of the Company granting indulgence or extension of any kind;

(d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Company or any of the assets of the Company;

(e) any invalidity of, or defect or deficiency in, the Company Preferred Securities;

(f) the settlement or compromise of any obligation guaranteed hereby; or

(g) to the extent permitted by applicable law, any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.04 that, other than as provided in the subordination provisions of Section 3.02, the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

Section 2.05. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Company with respect to the Company Preferred Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.04. It is further understood that all rights of a Holder of a Company Preferred Security against the Guarantor under this Guarantee, and all corresponding obligations of the Guarantor to such Holder, are separate and independent of the rights and corresponding obligations between the Guarantor and the respective other Holders of the Company Preferred Securities. This Guarantee is a guarantee of payment and not of collection.

Section 2.06. Rights Not Separately Transferable. This Guarantee is a guarantee for the benefit of each Holder from time to time of Company Preferred Securities with respect to each Company Preferred Security held by such Holder. Upon transfer of any Company Preferred Securities to a third party, a Holder thereof shall no longer have any rights hereunder with respect to such Company Preferred Securities. The rights under this Guarantee with respect to a Company Preferred Security are not separately transferable from such Company Preferred Security. The Company may include on the certificates representing Company Preferred Securities a legend in substantially the following form:

THE HOLDER OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE IS ENTITLED TO THE BENEFITS, AND IS SUBJECT TO THE LIMITATIONS, OF THE SUBORDINATED GUARANTEE AGREEMENT, DATED •, 2006, EXECUTED AND DELIVERED BY MITSUBISHI UFJ FINANCIAL GROUP, INC. FOR THE BENEFIT OF HOLDERS FROM TIME TO TIME OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE. COPIES OF THE SUBORDINATED GUARANTEE AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE PAYING AGENT AND REGISTRAR OF THE COMPANY.

Section 2.07. Subrogation and Waiver. The Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid to such Holders by the Guarantor under this Guarantee and shall have the right to waive payment of any amounts in respect of which payment has been made to the Holders by the Guarantor pursuant to Section 2.01; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of a payment under this Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee. If any amount on the Company Preferred Securities is paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to pay such amount to the Holders.

Section 2.08. Right to Purchase Company Preferred Securities. Subject to applicable law and regulations and the requirements of any stock exchange on which the Company Preferred Securities may at the time be listed, the Guarantor, at its sole option, shall be entitled to purchase the Company Preferred Securities from any Holder, as a whole but not in part.

Section 2.09. Additional Amounts. All payments in respect of the Guarantee Payments (including interest accrued thereon, if any) by the Guarantor shall be made free and clear of, and without withholding or deduction for or on account of, any Taxes, unless the withholding or deduction of such Taxes is required by law or by official interpretation or administration of applicable law. If the Guarantor is required to withhold or deduct any amount for or on account of certain Taxes imposed or levied on behalf of any Taxing Jurisdiction, the Guarantor shall pay, as further Guarantee Payments, such additional amounts as may be necessary in order that the net amounts received by a Holder (or a third party on its behalf) after such withholding or deduction will not be less than the amount that the Holder would have received in respect of the Guarantee Payments (including interest accrued thereon, if any) in the absence of such withholding or deduction (“Additional Amounts”), except that the obligation to pay such Additional Amounts shall not apply to (i) any Taxes that would not have been imposed but for the existence of any present or former connection between the relevant Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over, the relevant Holder, if the relevant Holder is an estate, nominee, trust or corporation) and the Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the Taxing Jurisdiction) other than by the mere ownership or holding of the Company Preferred Securities or the Guarantee or enforcement of rights under the Company Preferred Securities or the Guarantee or under the receipt of payments in respect of the Company Preferred Securities or the Guarantee; (ii) any estate, inheritance, gift, sales, transfer, personal property tax or similar tax, assessment or governmental charge; (iii) any Taxes payable otherwise than by withholding from payments of dividends and other amounts due on the Company Preferred Securities or the Guarantee; (iv) any Taxes that would not have been imposed if the Holder had made a declaration of nonresidence or any other claim or filing for exemption to which it is entitled (provided that (a) a declaration of non-residence or other claim or filing for exemption is required by the applicable law of the Taxing Jurisdiction as a precondition to exemption from the requirement to deduct or withhold such Taxes and (b) at least 30 days prior to the first payment date with respect to which such declaration of non-residence or other claim or filing for exemption is required under the applicable law of the

Taxing Jurisdiction, the Holder at that time has been notified by the Company, the Guarantor or any other person through whom payment may be made that a declaration of non-residence or other claim or filing for exemption is required to be made); (v) any Taxes imposed as a result of the presentation of a certificate for the Company Preferred Security for payment (where presentation is required) more than 30 days after the relevant payment is first made available to the Holder (except to the extent that the Holder would have been entitled to receive Additional Amounts had the relevant certificate been presented on the last day of such 30-day period); or (vi) any combination of items (i) through (v) above. Additional Amounts will also not be payable where, had the beneficial owner of the Company Preferred Securities been the holder, it would not have been entitled to payment of Additional Amounts by reason of items (i) to (vi) inclusive above.

The Guarantor will (i) make any required withholding or deduction and (ii) remit the full amount deducted or withheld to the Taxing Jurisdiction in accordance with applicable law. The Guarantor will use all reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Jurisdiction imposing such Taxes and will provide such certified copy to Holders, upon request. The Guarantor will attach to each certified copy a certificate stating: (a) that the amount of withholding Taxes evidenced by the certified copy was paid in connection with payments in respect of the Guarantee, and (b) the amount of such withholding Taxes paid per relevant Preferred Security. Copies of this documentation will be available at the office of the Paying Agent during regular business hours for inspection upon request.

At least 30 days prior to each Dividend Payment Date (unless an obligation to pay Additional Amounts arises shortly before or after the 30th day prior to that date, in which case it will be promptly thereafter) if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Guarantor shall furnish to the Paying Agent (with a copy to the Registrar) an Officer’s Certificate instructing the Paying Agent as to whether any Guarantee Payment shall be made to Holders without withholding or deduction for or on account of any Taxes. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts shall be payable if a Guarantee Payment is due and the amounts so payable to each Holder and will set forth any other information necessary to enable the Paying Agent to pay the Additional Amounts to Holders on the Dividend Payment Date, and the Guarantor shall pay to the Paying Agent, in case a Guarantee Payment is due, the Additional Amounts required to be paid by this Section 2.09.

The Guarantor will pay any present or future stamp, court or documentary taxes, or any other excise or property taxes, charges or similar levies that arise in any jurisdiction from the execution, delivery or registration of the Company Preferred Securities or any other document or instrument referred to in the Company Preferred Securities (other than a transfer of the Company Preferred Securities), or the receipt of any payments with respect to the Guarantees, excluding any taxes, charges or similar levies imposed by any jurisdiction that is not a Taxing Jurisdiction that has imposed or levied taxes resulting in the requirement to pay Additional Amounts.

ARTICLE III

LIMITATIONS OF TRANSACTIONS; RANKING

Section 3.01. Limitation of Transactions.

(a) The Guarantor, for so long as any Company Preferred Securities or any claims under the Guarantee remain outstanding, shall (i) maintain, or shall cause any one or more Qualified Subsidiaries (each, a “Potential Securityholder”) to maintain, 100% ownership of the Ordinary Shares. The Guarantor may transfer or permit the transfer of the Ordinary Shares from one Potential Securityholder to another Potential Securityholder; provided that prior to such transfer it has received an opinion of a nationally recognized U.S. law firm experienced in such matters to the effect that such transfer will not cause the Company to become an “investment company” within the meaning of the Investment Company Act.

(b) The Guarantor, for so long as any of the Company Preferred Securities or any claims under the Guarantee remain outstanding, shall, to the fullest extent permitted by law, not permit, or take any action to cause, the dissolution, liquidation, termination or winding up of the Company, unless the Guarantor is itself in liquidation. The Guarantor shall from time to time pay on behalf of the Company all Operating Expenses or contribute to the Company such funds as are necessary in order to enable the Company to pay its Operating Expenses on or before any date when any such Operating Expenses are due.

(c) So long as any Company Preferred Securities or any claims under the Guarantee remain outstanding, the Guarantor shall procure that dividends or other distributions on any Parity Securities are only declared or payable on the same date on which dividends may be declared and payable on the Company Preferred Securities (absent prior consent of all Holders of the Company Preferred Securities).

If actual declaration or payment of dividends or other distributions on Parity Securities will occur on a date other than the corresponding declaration or payment date for the Company Preferred Securities due to the effect of differing business day conventions or business day definitions, the Guarantor shall be deemed to comply with this Section 3.01(c) so long as amounts declared or payable on the Parity Securities and the Company Preferred Securities are calculated on the basis of a common payment date as provided in the Articles.

Section 3.02. Ranking.

(a) During any period in which a Liquidation Event has occurred, payments under this Guarantee are subordinated to the extent that:

(i) in the case of liquidation of the Guarantor, all of the Guarantor’s Senior Debt held by the Guarantor’s creditors entitled to payment or satisfaction prior to commencement of distribution of residual assets to shareholders is paid or otherwise satisfied in full pursuant to the provisions of the Commercial Code or the Company Law on or after the effective date thereof; or

(ii) in the case of corporate reorganization of the Guarantor where a decree of approbation of a corporate reorganization plan for abolishment of all business (jigyo no zenbu no haishi wo naiyotosuru kousei keikakuan) of the Guarantor becomes final and conclusive, all the Guarantor’s Senior Debt as modified or reduced by such plan appearing in such plan at the date such decree has become final and conclusive is paid or otherwise satisfied in full in accordance with the terms of such plan;

provided, however, that in the case of either (i) or (ii) above (each a “Condition for Liquidation Payment”), the Company shall have distributed a special dividend on the Ordinary Shares of the Company pursuant to Article 10 of the Company Articles.

(b) In a liquidation of the Guarantor, each Holder from time to time of the Company Preferred Securities shall only have a claim (the “Senior Liquidation Claim”) in such liquidation proceedings evidenced by this Guarantee in an amount equal to the aggregate Liquidation Preference Amount of the Company Preferred Securities held by such Holder; provided, however, that the Senior Liquidation Claim shall not accrue and become payable unless and until a Condition for Liquidation Payment shall have occurred and then only to the extent of the Liquidation Distribution Amount.

Under this Guarantee, the “Liquidation Distribution Amount” means the amount payable in respect of the Senior Liquidation Claim represented or evidenced thereby equal to the amount which would have been paid from the assets of the Guarantor if (x) all Core Capital Linked Senior Debt had been Senior Preferred Liquidation Shares, (y) all Core Capital Linked Junior Debt had been preferred shares directly issued by the Guarantor which rank in priority of payment as to liquidation distributions (A) senior to common shares of the Guarantor and (B) junior to Senior Preferred Liquidation Shares, and (z) all Core Capital Linked Most Junior Debt had been subordinated shares directly issued by the Guarantor which rank equal or junior in priority of payment as to liquidation distributions to common shares of the Guarantor.

It is acknowledged and agreed that the Senior Liquidation Claim constitutes a Core Capital Linked Senior Debt of the Guarantor. The relative rankings in a liquidation of the Guarantor of the Senior Liquidation Claim and other claims against the Guarantor are subject to the provisions of Article 131 and Article 430, paragraph 1, of the Commercial Code (or Article 502 of the Company Law on or after the effective date thereof) which prohibits distribution of residual assets to shareholders prior to payment or satisfaction of all debts of the Guarantor, which includes the Guarantor’s obligations under this Guarantee.

In the event that, notwithstanding the foregoing provisions of this Section 3.02(b), after an occurrence of a Liquidation Event, any of the Holders shall have received any payment or distribution of assets of the Guarantor under this Guarantee of any kind or character, whether in cash, property or securities, before all amounts due or to become due on all Senior Debt are paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, then such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent, administrator or other person making payment or distribution of assets of the Guarantor for application to the payment of all amounts due or to become due on all Senior Debt remaining unpaid, to the extent necessary to pay all amounts due or to become due on all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

ARTICLE IV

TERMINATION

Section 4.01. Termination. This Guarantee shall terminate upon, and be of no further force and effect from, the earlier of (i) full payment of the Redemption Price plus any unpaid Dividends as set forth in Section 2.01(a)(ii) or the Liquidation Preference plus any unpaid Dividends as set forth in Section 2.01(a)(iii) of all Company Preferred Securities or purchase and cancellation of all Company Preferred Securities or (ii) full payment of the Liquidation Distribution Amounts payable pursuant to this Guarantee. Notwithstanding the foregoing, this Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Company Preferred Securities must return payment of any sums paid under the Company Preferred Securities or under this Guarantee for any reason whatsoever.

ARTICLE V

MISCELLANEOUS

Section 5.01. Successors and Assigns. All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Company Preferred Securities then outstanding.

Section 5.02. Amendments. Except for those changes provided for in the last two sentences of this paragraph or the penultimate paragraph of this Section 5.02, this Guarantee may be modified by the Guarantor, the Company and the Agents only with the prior approval of the Holders of not less than 66-2/3% in aggregate Liquidation Preference of the Company Preferred Securities (excluding any Company Preferred Securities held by the Guarantor or any of its Affiliates, other than Company Preferred Securities purchased or acquired by the Guarantor or its Affiliates in connection with transactions effected by or for the account of customers of the Guarantor or any of its Affiliates in connection with the distribution or trading of or market-making in connection with such securities and except that persons (other than Affiliates of the Guarantor) to whom the Guarantor or any of its subsidiaries have pledged Company Preferred Securities may vote or convert with respect to such pledged securities pursuant to the terms of such pledge). This Guarantee may be amended without the consent of the Holders of the Company Preferred Securities to (i) cure any ambiguity or correct any mistake, (ii) correct or supplement any provision in this Guarantee that may be defective or inconsistent with any other provision of this Guarantee, (iii) add to the covenants, restrictions or obligations of the Guarantor for the benefit of the Company or the Holders of the Company Preferred Securities or to surrender any right or power conferred upon the Guarantor under this Guarantee, (iv) evidence the succession of another entity to the Guarantor and the assumption by any such successor of the covenants of the Guarantor stated herein, (v) conform to any change in the Investment Company Act or the rules or regulations of such act, any applicable Japanese commercial, insolvency or corporation law or any other applicable law and (vi) modify, eliminate and add to any provision of this Guarantee to such extent as may be necessary or desirable; provided that no such amendment made in reliance upon clause (vi) shall have a material adverse effect on the rights, preferences or privileges of the Holders of the Company Preferred Securities. Except as provided in the preceding sentence, Sections 2.01 and 2.02 may not be amended without the prior approval of each Holder of the Company Preferred Securities.

Any amendment to reduce the aggregate Liquidation Preference of the Company Preferred Securities whose Holders must consent to an amendment as provided in the preceding paragraph must be approved by each Holder of the Company Preferred Securities.

Any amendment hereof in accordance with this Section 5.02 shall be binding on all Holders of the Company Preferred Securities.

Section 5.03. Assignment of the Guarantor. The Guarantor may not assign its obligations under the Guarantee, except in the case of a merger, consolidation, corporate split or a sale, lease or other transfer of substantially all of its assets where the Guarantor is not the surviving entity, and then only to the entity which is the survivor of such merger, consolidation or corporate split or the purchaser in such sale and which expressly assumes the obligations of the Guarantor hereunder.

Section 5.04. Notices. All notices provided for in this Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

(a) If given to the Registrar, at the Registrar’s mailing address set forth below:

JPMorgan Chase Bank, N.A.

4 New York Plaza, 15th Floor

New York, NY 10004

Fax No.: 1-212-623-6216

Attention: Worldwide Securities Services

(b) If given to the Paying Agent, at the Paying Agent’s mailing address set forth below:

JPMorgan Chase Bank, N.A., London Branch

Trinity Tower, 9 Thomas More Street

London E1W 1YT

Fax No.: 44-1202-347945

Attention: WSS-Operations

(c) If given to the Guarantor, at the Guarantor’s mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Company Preferred Securities):

Mitsubishi UFJ Financial Group, Inc.

7-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo 100-8330, Japan

Fax No.: 81-3-3240-6631

Attention: Financial Planning Division, General Manager

(d) If given to the Company, at the Company’s mailing address set forth below (or such other address as the Company may give notice of to the Guarantor):

MUFG Capital Finance 2 Limited

c/o Maples Finance Limited

P.O. Box 1093GT

Queensgate House

113 South Church Street

George Town

Grand Cayman

Cayman Islands

Fax No.: 1-345-945-7100

Attention: Martin Couch

with a copy addressed as follows:

MUFG Capital Finance 2 Limited

c/o Maples and Calder

Ugland House

P.O. Box 309GT

South Church Street

George Town

Grand Cayman

Cayman Islands

Fax No.: 1-345-949-8080

Attention: Matthew Gardner

(e) If given to any Holder of Company Preferred Securities, at the address set forth on the books and records of the Company. All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

(f) Notwithstanding anything to the contrary herein, notices to the Agents are only effective when received.

Section 5.05. Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.06. Submission to Non-Exclusive Jurisdiction. Each party irrevocably consents and agrees for the benefit of the other parties hereto that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Guarantee may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

Section 5.07. Jurisdiction. The Guarantor hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Guarantee or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Guarantee without any further action on the part of the Guarantor or any other person or entity. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 5.07 satisfactory to the other parties hereto. The Guarantor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 5.07 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Guarantee. The Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit any right to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against any of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Guarantee brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 5.07 shall survive any termination of this Guarantee, in whole or in part.

Section 5.08. Waiver of Immunities. To the extent that any of the parties or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Guarantee or any additional agreement, each of the parties hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

This Subordinated Guarantee Agreement is executed the day and year first above written.

MITSUBISHI UFJ FINANCIAL GROUP, INC., as Guarantor

By:
Name:
Title:

The undersigned hereby agrees that the Company Preferred Securities are entitled to the benefits of this Subordinated Guarantee Agreement dated •, 2006.

MUFG CAPITAL FINANCE 2 LIMITED,
as Company

By:
Name:
Title:

The undersigned hereby agrees to act as the Registrar with respect to the Company Preferred Securities and is not otherwise a party to the Subordinated Guarantee Agreement and shall have no duties other than those of the Registrar with respect to the Company Preferred Securities.

JPMORGAN CHASE BANK, N.A.,
as Registrar

By:
Name:
Title:

The undersigned hereby agrees to act as the Paying Agent with respect to the Company Preferred Securities and is not otherwise a party to the Subordinated Guarantee Agreement and shall have no duties other than those of the Paying Agent with respect to the Company Preferred Securities.

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,
as Paying Agent

By:
Name:
Title:

SUBORDINATED GUARANTEE AGREEMENT

This SUBORDINATED GUARANTEE AGREEMENT (this “Guarantee”), dated •, 2006, is executed and delivered by Mitsubishi UFJ Financial Group, Inc., a joint stock corporation organized under the laws of Japan, acting through its head office at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan (together with its successors, the “Guarantor”), and is executed and accepted by MUFG Capital Finance 3 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with its successors, the “Company”), JPMorgan Chase Bank, N.A., in its capacity as registrar (together with its successors and any other registrar that executes an acceptance with respect to the Company Preferred Securities (as defined herein) in the form attached hereto, the “Registrar”), and JPMorgan Chase Bank, N.A., London Branch, in its capacity as paying agent (together with its successors, the “Paying Agent” and together with the Registrar, the “Agents”) for the benefit of the Initial Holders (as defined herein) and any subsequent holders from time to time of the Company Preferred Securities.

W I T N E S S E T H

WHEREAS, the Company proposes to issue • shares of its Fixed/Floating Rate Noncumulative Preferred Securities (the “Company Preferred Securities”), having an aggregate liquidation preference of ¥10,000,000; and

WHEREAS, in order to induce the Initial Holders to purchase the Company Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to pay to the Initial Holders and any subsequent Holders (as defined herein) from time to time of the Company Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the purchase by the Initial Holders and any subsequent Holders from time to time of the Company Preferred Securities, which purchase the Guarantor hereby acknowledges shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee for the benefit of the Initial Holders and any subsequent Holders from time to time of the Company Preferred Securities.

ARTICLE I

DEFINITIONS AND INTERPRETATIONS

Section 1.01. Definitions and Interpretation. In this Guarantee, unless the context otherwise requires:

(a) capitalized terms used but not defined herein have the meanings assigned to them in the Company Articles (as defined below);

(b) a term defined anywhere in this Guarantee has the same meaning throughout;

(c) all references to “the Guarantee” or “this Guarantee” are to this Guarantee as modified, supplemented or amended from time to time;

(d) all references in this Guarantee to Articles and Sections are to Articles and Sections of this Guarantee, unless otherwise specified; and

(e) a reference to the singular includes the plural and vice versa.

“Additional Amounts” has the meaning assigned to it in Section 2.09.

“Affiliate” means, with respect to any specified person, any other Person that directly or indirectly controls or is controlled by, or is under common control with, such specified Person.

“Agents” has the meaning assigned to it in the preamble to this Guarantee.

“Authorized Officer” of a Person means any Person that is authorized to bind such Person.

“Company” has the meaning assigned to it in the preamble to this Guarantee.

“Company Articles” means the amended and restated memorandum and articles of association of the Company dated February 28, 2006.

“Company Preferred Securities” has the meaning assigned to it in the first recital to this Guarantee.

“Core Capital” means core capital (kihonteki koumoku) as such term is used in the capital adequacy guidelines of or supervised by the Financial Services Agency of Japan as replaced, modified or superseded from time to time.

“Core Capital Linked Junior Debt” means liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking (a) senior in priority of payment as to liquidation distributions to common shares of the Guarantor and (b) junior in priority of payment as to liquidation distributions to Senior Preferred Liquidation Shares.

“Core Capital Linked Most Junior Debt” means liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking junior in priority of payment as to liquidation distributions to Core Capital Linked Junior Debt.

“Core Capital Linked Senior Debt” means (i) liabilities of the Guarantor under this Guarantee and (ii) other liabilities of the Guarantor incurred in connection with its funding of Core Capital which liabilities are treated for purposes of claims upon a liquidation of the Guarantor as ranking equal in priority of payment as to liquidation distributions to Senior Preferred Liquidation Shares.

“Covered Person” means any Holder or beneficial owner of Company Preferred Securities.

“Dividends” means distributions on the Company Preferred Securities in the amounts and in the manner set forth in the Company Articles and the Resolutions.

“Event of Default” means a default by the Guarantor on any of its payment or other obligations under this Guarantee.

“Guarantee” has the meaning set forth in the preamble to this Guarantee.

“Guarantee Payments” has the meaning assigned to it in Section 2.01.

“Guarantor” has the meaning assigned to it in the preamble to this Guarantee.

“Holder” means any holder, as registered on the books and records of the Company of Company Preferred Securities; provided, however, that, in determining whether the holders of the requisite percentage of Company Preferred Securities have given any request, notice, consent or waiver hereunder, “Holder” shall not include the Guarantor or any Affiliate of the Guarantor.

“Initial Holder” means the initial holder of the Company Preferred Securities.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Liquidation Distribution Amount” has the meaning assigned to it in Section 3.02.

“Liquidation Event” shall be deemed to occur if (a) liquidation proceedings (seisan) in respect of the Guarantor under the laws of Japan (including special liquidation proceedings (tokubetsu seisan) in respect of the Guarantor under the Commercial Code or the Company Law on or after the effective date thereof) are commenced or (b) a competent court in Japan shall have (x) adjudicated the commencement of bankruptcy proceedings (hasan) in respect of the Guarantor pursuant to the provisions of the Bankruptcy Law or (y) approved a preparation of a reorganization plan for abolishment of all business (jigyo no zenbu no haishi wo naiyotosuru kousei keikakuan) which provides for liquidation of the Guarantor pursuant to the provisions of the Corporate Reorganization Law.

“Liquidation Preference Amount” means the Liquidation Preference of ¥10,000,000 per security (plus unpaid dividends that have become definitive, if any), and an amount equal to Dividends calculated in accordance with the provisions of the Company Articles and/or the Resolutions in respect of the period from and including the Dividend Payment Date most recently occurring prior to the occurrence of the Liquidation Event to but not including the date of the Liquidation Event).

“Majority (or Other Stated Percentage) in liquidation preference of the Company Preferred Securities” means a vote by the Holder(s) of more than 66-2/3% (or other stated percentage) of the aggregate liquidation preference (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Dividends to the date upon which the voting percentages are determined) of all Company Preferred Securities, voting as a class.

“Officer’s Certificate” means, with respect to any Person, a certificate signed by an Authorized Officer of such Person.

“Operating Expenses” means all expenses of the Company with respect to the maintenance of its existence in good standing and continuance of its operations as set forth in the Company Articles and all other obligations of the Company of whatever nature (including without limitation the fees and expenses of any management agent, service provider, calculation agent, paying agent or registrar) other than any dividends or other distributions on the Company Preferred Securities or Junior Shares.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Potential Securityholder” has the meaning assigned to it in Section 3.01(a).

“Qualified Subsidiary” means a subsidiary of the Guarantor which satisfies the conditions to be considered a “company controlled by the parent company” under Rule 3a-5 of the Investment Company Act, or any successor provision.

“Redemption Price” means ¥10,000,000.

“Resolutions” means the resolution of the Board of Directors of the Company dated February 28, 2006 and the resolution of a Committee of the Board of Directors of the Company dated •, 2006 establishing the terms of the Company Preferred Securities.

“Senior Debt” means all liabilities of the Guarantor other than Core Capital Linked Senior Debt, Core Capital Linked Junior Debt and Core Capital Linked Most Junior Debt.

“Senior Preferred Liquidation Shares” means preferred shares directly issued by the Guarantor which rank most senior in priority of payment as to liquidation distributions and which qualify as Core Capital.

“Taxes” means any present or future tax, duty, levy, impost, assessment or governmental charge (including in each case penalties, interest and other liabilities related to the preceding items).

“Taxing Jurisdiction” means (i) any jurisdiction in which the Company or the Guarantor is organized or otherwise considered to be a resident for tax purposes, (ii) any jurisdiction from which the Company or the Guarantor makes a payment on the Company Preferred Securities or the Guarantee, as the case may be, or (iii) any political subdivision or taxing authority of either of the above.

ARTICLE II

GUARANTEE

Section 2.01. Guarantee.

(a) The Guarantor irrevocably and unconditionally, on a subordinated basis as provided in Section 3.02, agrees to guarantee the payment in full to the Initial Holders and each subsequent Holder of Company Preferred Securities (without duplication of amounts theretofor paid to the Holders of the Company Preferred Securities by the Company), regardless of any defense, right of set-off or counterclaim that the Company may have or assert of the following:

(i) on any Dividend Payment Date, any Dividends due and payable on the Company Preferred Securities and not subject to a Mandatory Suspension Event or an Optional Suspension Event in the amounts and in the manner set forth in the Company Articles. Dividends in the amounts provided in the Company Articles shall be deemed to be “due and payable” on a Dividend Payment Date, whether or not formally declared and irrespective of whether the Company has sufficient funds legally available for the payment thereof so long as such Dividend Payment Date is not subject to a Mandatory Suspension Event or an Optional Suspension Event;

(ii) on each Redemption Date, the Redemption Price payable with respect to the Company Preferred Securities called for redemption by the Company plus any unpaid Dividends due and payable on the Company Preferred Securities with respect to the current Dividend Period accrued on a daily basis through (but not including) the Redemption Date (but without interest and without accumulation of Dividends for any prior Dividend Period to the extent not due and payable in respect of such period); and

(iii) upon any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Liquidation Preference payable with respect to the Company Preferred Securities plus any unpaid Dividends due and payable on the Company Preferred Securities with respect to the current Dividend Period accrued on a daily basis through (but not including) the Redemption Date (but without interest and without accumulation of Dividends for any prior Dividend Period to the extent not due and payable in respect of such period) (collectively, the “Guarantee Payments”);

in each case including the Additional Amounts relating to the Guarantee Payments under Section 2.09. This Guarantee is continuing, irrevocable, unconditional and absolute. The Guarantor shall have no right to recover any amounts paid under this Guarantee otherwise than as part of the surplus, if any, available to it as holder of the Ordinary Shares in the Company upon its liquidation in accordance with the Company Articles, except when the Guarantor is entitled to a refund of its payment from the Company to the extent the Guarantor satisfies its payment obligation to the Holders of the Company Preferred Securities in accordance with Section 2.01(b).

For the avoidance of doubt, the Guarantor will have no obligation to make any payment with respect to a dividend not paid, either in full or in part, due to a Mandatory Suspension Event or an Optional Suspension Event in accordance with the provisions of the Company Articles. In addition, the parties acknowledge that, if any payment is made to a Holder of Company Preferred Securities by the Guarantor pursuant to Section 2.01(a), to the extent of such payment, the Company Articles provide that the Company will have no further obligations to such Holder of Company Preferred Securities under the Company Articles (whether in relation to dividends, redemption payments, liquidation payments or otherwise).

(b) To the extent the Guarantor has not fulfilled or satisfied (or has not been released from) its obligations under subsection (a) above, the Guarantor agrees with the Company, on a subordinated basis as provided in Section 3.02, subject to the limitations set forth in this Guarantee, to contribute (or cause to be contributed) to the Company such additional funds as are necessary to enable the Company to make any of the payments listed in (i), (ii) and (iii) of subsection (a) above. The Company shall distribute to the Holders of the Company Preferred Securities in accordance with the terms of the Company Articles any amounts received pursuant to Section 2.01(b) provided that if any of the Holders of the Company Preferred Securities have already received all or part of such payment from the Guarantor pursuant to this Guarantee, the Company shall refund the corresponding amount, without interest, to the Guarantor and shall only be obliged to distribute the difference to the Holders of the Company Preferred Securities. The Guarantor shall notify the Company of any Guarantee Payments made to Holders of Company Preferred Securities pursuant to Section 2.01(a), and the Company shall notify the Guarantor of any payments made to Holders of Company Preferred Securities (other than Dividends paid on any Dividend Payment Date when such Dividends were initially due). If, and only if, an Event of Default with respect to a Guarantee Payment occurs and is continuing for more than 30 days, the Company shall have the right to enforce the Company’s rights under this Section 2.01(b) by instituting a suit for that purpose and shall do so promptly if directed by the Independent Director acting within the scope of his powers, and the Independent Director shall have the right to enforce this provision by himself by instituting a suit for that purpose on behalf of the Company, if permitted to do so under applicable law. Any instruction, demand or notice given or action taken by the Independent Director that the Independent Director confirms is being given or taken on behalf of the Company shall, for all purposes of this Guarantee, be deemed to have been properly given or taken on behalf of the Company. Notwithstanding the foregoing, any enforcement action taken by the Company under this Section 2.01(b) shall be without prejudice to the claims of the Holders of the Company Preferred Securities under this Guarantee. For the avoidance of doubt, this Section 2.01(b) is intended to enable the Company and the Independent Director to enforce any existing payment obligation of the Guarantor to Holders under the terms of this Guarantee and not to create a separate or additional payment obligation. Notwithstanding anything to the contrary herein, the Company will not have any direct claim against the Guarantor during any period in which a Liquidation Event has occurred and is continuing but the Liquidation Distribution Amount to which the Holders of the Company Preferred Securities are entitled hereunder has not been determined and the Senior Liquidation Claim (as defined in Section 3.02) has not accrued and become payable following satisfaction of a Condition for Liquidation Payment such that only the Senior Liquidation Claim held by the Holders of the Company Preferred Securities, and no contingent claim of the Company, shall be counted as a Core Capital Linked Senior Debt of the Guarantor in determining the Liquidation Distribution Amount in a liquidation of the Guarantor.

Section 2.02. Delivery of Guarantor Certificate.

(a) As of each (x) Dividend Payment Date with respect to which the Company has not paid the full amount of any due and payable Dividends at the Applicable Dividend Rate payable as contemplated by clause (i) of Section 2.01(a) or (y) Redemption Date with respect to which the Company has not paid the Redemption Price in full, the Guarantor shall deliver an Officer’s Certificate to the Company and the Agents within five Business Days after such Dividend Payment Date or Redemption Date, as applicable, setting forth arrangements for payments of such amounts pursuant to this Guarantee.

(b) Upon the occurrence of a Liquidation Event, the Guarantor shall within five Business Days after such occurrence deliver an Officer’s Certificate to the Company, the Independent Director and the Agents setting forth a statement that a Liquidation Event has occurred and a description of the type of Liquidation Event.

Section 2.03. Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right or remedy to require that a proceeding or any other action be brought first against the Company or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 2.04. Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

(a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Company of any express or implied agreement, covenant, term or condition relating to the Company Preferred Securities to be performed or observed by the Company;

(b) the extension of time for the payment by the Company of all or any portion of the Dividends, Redemption Price, Liquidation Preference Amount or any other sums payable under the terms of the Company Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Company Preferred Securities; provided that nothing in this Guarantee shall affect or impair any valid extension;

(c) any failure, omission, delay or lack of diligence on the part of the Holders of the Company Preferred Securities to enforce, assert or exercise any right, privilege, power or remedy conferred on such Holders pursuant to the terms of the Company Preferred Securities, or any action on the part of the Company granting indulgence or extension of any kind;

(d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Company or any of the assets of the Company;

(e) any invalidity of, or defect or deficiency in, the Company Preferred Securities;

(f) the settlement or compromise of any obligation guaranteed hereby; or

(g) to the extent permitted by applicable law, any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.04 that, other than as provided in the subordination provisions of Section 3.02, the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

Section 2.05. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Company with respect to the Company Preferred Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.04. It is further understood that all rights of a Holder of a Company Preferred Security against the Guarantor under this Guarantee, and all corresponding obligations of the Guarantor to such Holder, are separate and independent of the rights and corresponding obligations between the Guarantor and the respective other Holders of the Company Preferred Securities. This Guarantee is a guarantee of payment and not of collection.

Section 2.06. Rights Not Separately Transferable. This Guarantee is a guarantee for the benefit of each Holder from time to time of Company Preferred Securities with respect to each Company Preferred Security held by such Holder. Upon transfer of any Company Preferred Securities to a third party, a Holder thereof shall no longer have any rights hereunder with respect to such Company Preferred Securities. The rights under this Guarantee with respect to a Company Preferred Security are not separately transferable from such Company Preferred Security. The Company may include on the certificates representing Company Preferred Securities a legend in substantially the following form:

THE HOLDER OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE IS ENTITLED TO THE BENEFITS, AND IS SUBJECT TO THE LIMITATIONS, OF THE SUBORDINATED GUARANTEE AGREEMENT, DATED •, 2006, EXECUTED AND DELIVERED BY MITSUBISHI UFJ FINANCIAL GROUP, INC. FOR THE BENEFIT OF HOLDERS FROM TIME TO TIME OF THE PREFERRED SECURITIES REFERRED TO IN THIS SHARE CERTIFICATE. COPIES OF THE SUBORDINATED GUARANTEE AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE PAYING AGENT AND REGISTRAR OF THE COMPANY.

Section 2.07. Subrogation and Waiver. The Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid to such Holders by the Guarantor under this Guarantee and shall have the right to waive payment of any amounts in respect of which payment has been made to the Holders by the Guarantor pursuant to Section 2.01; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of a payment under this Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee. If any amount on the Company Preferred Securities is paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to pay such amount to the Holders.

Section 2.08. Right to Purchase Company Preferred Securities. Subject to applicable law and regulations and the requirements of any stock exchange on which the Company Preferred Securities may at the time be listed, the Guarantor, at its sole option, shall be entitled to purchase the Company Preferred Securities from any Holder, as a whole but not in part.

Section 2.09. Additional Amounts. All payments in respect of the Guarantee Payments (including interest accrued thereon, if any) by the Guarantor shall be made free and clear of, and without withholding or deduction for or on account of, any Taxes, unless the withholding or deduction of such Taxes is required by law or by official interpretation or administration of applicable law. If the Guarantor is required to withhold or deduct any amount for or on account of certain Taxes imposed or levied on behalf of any Taxing Jurisdiction, the Guarantor shall pay, as further Guarantee Payments, such additional amounts as may be necessary in order that the net amounts received by a Holder (or a third party on its behalf) after such withholding or deduction will not be less than the amount that the Holder would have received in respect of the Guarantee Payments (including interest accrued thereon, if any) in the absence of such withholding or deduction (“Additional Amounts”), except that the obligation to pay such Additional Amounts shall not apply to (i) any Taxes that would not have been imposed but for the existence of any present or former connection between the relevant Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over, the relevant Holder, if the relevant Holder is an estate, nominee, trust or corporation) and the Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the Taxing Jurisdiction) other than by the mere ownership or holding of the Company Preferred Securities or the Guarantee or enforcement of rights under the Company Preferred Securities or the Guarantee or under the receipt of payments in respect of the Company Preferred Securities or the Guarantee; (ii) any estate, inheritance, gift, sales, transfer, personal property tax or similar tax, assessment or governmental charge; (iii) any Taxes payable otherwise than by withholding from payments of dividends and other amounts due on the Company Preferred Securities or the Guarantee; (iv) any Taxes that would not have been imposed if the Holder had made a declaration of nonresidence or any other claim or filing for exemption to which it is entitled (provided that (a) a declaration of non-residence or other claim or filing for exemption is required by the applicable law of the Taxing Jurisdiction as a precondition to exemption from the requirement to deduct or withhold such Taxes and (b) at least 30 days prior to the first payment date with respect to which such declaration of non-residence or other claim or filing for exemption is required under the applicable law of the

Taxing Jurisdiction, the Holder at that time has been notified by the Company, the Guarantor or any other person through whom payment may be made that a declaration of non-residence or other claim or filing for exemption is required to be made); (v) any Taxes imposed as a result of the presentation of a certificate for the Company Preferred Security for payment (where presentation is required) more than 30 days after the relevant payment is first made available to the Holder (except to the extent that the Holder would have been entitled to receive Additional Amounts had the relevant certificate been presented on the last day of such 30-day period); or (vi) any combination of items (i) through (v) above. Additional Amounts will also not be payable where, had the beneficial owner of the Company Preferred Securities been the holder, it would not have been entitled to payment of Additional Amounts by reason of items (i) to (vi) inclusive above.

The Guarantor will (i) make any required withholding or deduction and (ii) remit the full amount deducted or withheld to the Taxing Jurisdiction in accordance with applicable law. The Guarantor will use all reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Jurisdiction imposing such Taxes and will provide such certified copy to Holders, upon request. The Guarantor will attach to each certified copy a certificate stating: (a) that the amount of withholding Taxes evidenced by the certified copy was paid in connection with payments in respect of the Guarantee, and (b) the amount of such withholding Taxes paid per relevant Preferred Security. Copies of this documentation will be available at the office of the Paying Agent during regular business hours for inspection upon request.

At least 30 days prior to each Dividend Payment Date (unless an obligation to pay Additional Amounts arises shortly before or after the 30th day prior to that date, in which case it will be promptly thereafter) if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Guarantor shall furnish to the Paying Agent (with a copy to the Registrar) an Officer’s Certificate instructing the Paying Agent as to whether any Guarantee Payment shall be made to Holders without withholding or deduction for or on account of any Taxes. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts shall be payable if a Guarantee Payment is due and the amounts so payable to each Holder and will set forth any other information necessary to enable the Paying Agent to pay the Additional Amounts to Holders on the Dividend Payment Date, and the Guarantor shall pay to the Paying Agent, in case a Guarantee Payment is due, the Additional Amounts required to be paid by this Section 2.09.

The Guarantor will pay any present or future stamp, court or documentary taxes, or any other excise or property taxes, charges or similar levies that arise in any jurisdiction from the execution, delivery or registration of the Company Preferred Securities or any other document or instrument referred to in the Company Preferred Securities (other than a transfer of the Company Preferred Securities), or the receipt of any payments with respect to the Guarantees, excluding any taxes, charges or similar levies imposed by any jurisdiction that is not a Taxing Jurisdiction that has imposed or levied taxes resulting in the requirement to pay Additional Amounts.

ARTICLE III

LIMITATIONS OF TRANSACTIONS; RANKING

Section 3.01. Limitation of Transactions.

(a) The Guarantor, for so long as any Company Preferred Securities or any claims under the Guarantee remain outstanding, shall (i) maintain, or shall cause any one or more Qualified Subsidiaries (each, a “Potential Securityholder”) to maintain, 100% ownership of the Ordinary Shares. The Guarantor may transfer or permit the transfer of the Ordinary Shares from one Potential Securityholder to another Potential Securityholder; provided that prior to such transfer it has received an opinion of a nationally recognized U.S. law firm experienced in such matters to the effect that such transfer will not cause the Company to become an “investment company” within the meaning of the Investment Company Act.

(b) The Guarantor, for so long as any of the Company Preferred Securities or any claims under the Guarantee remain outstanding, shall, to the fullest extent permitted by law, not permit, or take any action to cause, the dissolution, liquidation, termination or winding up of the Company, unless the Guarantor is itself in liquidation. The Guarantor shall from time to time pay on behalf of the Company all Operating Expenses or contribute to the Company such funds as are necessary in order to enable the Company to pay its Operating Expenses on or before any date when any such Operating Expenses are due.

(c) So long as any Company Preferred Securities or any claims under the Guarantee remain outstanding, the Guarantor shall procure that dividends or other distributions on any Parity Securities are only declared or payable on the same date on which dividends may be declared and payable on the Company Preferred Securities (absent prior consent of all Holders of the Company Preferred Securities).

If actual declaration or payment of dividends or other distributions on Parity Securities will occur on a date other than the corresponding declaration or payment date for the Company Preferred Securities due to the effect of differing business day conventions or business day definitions, the Guarantor shall be deemed to comply with this Section 3.01(c) so long as amounts declared or payable on the Parity Securities and the Company Preferred Securities are calculated on the basis of a common payment date as provided in the Articles.

Section 3.02. Ranking.

(a) During any period in which a Liquidation Event has occurred, payments under this Guarantee are subordinated to the extent that:

(i) in the case of liquidation of the Guarantor, all of the Guarantor’s Senior Debt held by the Guarantor’s creditors entitled to payment or satisfaction prior to commencement of distribution of residual assets to shareholders is paid or otherwise satisfied in full pursuant to the provisions of the Commercial Code or the Company Law on or after the effective date thereof; or

(ii) in the case of corporate reorganization of the Guarantor where a decree of approbation of a corporate reorganization plan for abolishment of all business (jigyo no zenbu no haishi wo naiyotosuru kousei keikakuan) of the Guarantor becomes final and conclusive, all the Guarantor’s Senior Debt as modified or reduced by such plan appearing in such plan at the date such decree has become final and conclusive is paid or otherwise satisfied in full in accordance with the terms of such plan;

provided, however, that in the case of either (i) or (ii) above (each a “Condition for Liquidation Payment”), the Company shall have distributed a special dividend on the Ordinary Shares of the Company pursuant to Article 10 of the Company Articles.

(b) In a liquidation of the Guarantor, each Holder from time to time of the Company Preferred Securities shall only have a claim (the “Senior Liquidation Claim”) in such liquidation proceedings evidenced by this Guarantee in an amount equal to the aggregate Liquidation Preference Amount of the Company Preferred Securities held by such Holder; provided, however, that the Senior Liquidation Claim shall not accrue and become payable unless and until a Condition for Liquidation Payment shall have occurred and then only to the extent of the Liquidation Distribution Amount.

Under this Guarantee, the “Liquidation Distribution Amount” means the amount payable in respect of the Senior Liquidation Claim represented or evidenced thereby equal to the amount which would have been paid from the assets of the Guarantor if (x) all Core Capital Linked Senior Debt had been Senior Preferred Liquidation Shares, (y) all Core Capital Linked Junior Debt had been preferred shares directly issued by the Guarantor which rank in priority of payment as to liquidation distributions (A) senior to common shares of the Guarantor and (B) junior to Senior Preferred Liquidation Shares, and (z) all Core Capital Linked Most Junior Debt had been subordinated shares directly issued by the Guarantor which rank equal or junior in priority of payment as to liquidation distributions to common shares of the Guarantor.

It is acknowledged and agreed that the Senior Liquidation Claim constitutes a Core Capital Linked Senior Debt of the Guarantor. The relative rankings in a liquidation of the Guarantor of the Senior Liquidation Claim and other claims against the Guarantor are subject to the provisions of Article 131 and Article 430, paragraph 1, of the Commercial Code (or Article 502 of the Company Law on or after the effective date thereof) which prohibits distribution of residual assets to shareholders prior to payment or satisfaction of all debts of the Guarantor, which includes the Guarantor’s obligations under this Guarantee.

In the event that, notwithstanding the foregoing provisions of this Section 3.02(b), after an occurrence of a Liquidation Event, any of the Holders shall have received any payment or distribution of assets of the Guarantor under this Guarantee of any kind or character, whether in cash, property or securities, before all amounts due or to become due on all Senior Debt are paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, then such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent, administrator or other person making payment or distribution of assets of the Guarantor for application to the payment of all amounts due or to become due on all Senior Debt remaining unpaid, to the extent necessary to pay all amounts due or to become due on all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

ARTICLE IV

TERMINATION

Section 4.01. Termination. This Guarantee shall terminate upon, and be of no further force and effect from, the earlier of (i) full payment of the Redemption Price plus any unpaid Dividends as set forth in Section 2.01(a)(ii) or the Liquidation Preference plus any unpaid Dividends as set forth in Section 2.01(a)(iii) of all Company Preferred Securities or purchase and cancellation of all Company Preferred Securities or (ii) full payment of the Liquidation Distribution Amounts payable pursuant to this Guarantee. Notwithstanding the foregoing, this Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Company Preferred Securities must return payment of any sums paid under the Company Preferred Securities or under this Guarantee for any reason whatsoever.

ARTICLE V

MISCELLANEOUS

Section 5.01. Successors and Assigns. All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Company Preferred Securities then outstanding.

Section 5.02. Amendments. Except for those changes provided for in the last two sentences of this paragraph or the penultimate paragraph of this Section 5.02, this Guarantee may be modified by the Guarantor, the Company and the Agents only with the prior approval of the Holders of not less than 66-2/3% in aggregate Liquidation Preference of the Company Preferred Securities (excluding any Company Preferred Securities held by the Guarantor or any of its Affiliates, other than Company Preferred Securities purchased or acquired by the Guarantor or its Affiliates in connection with transactions effected by or for the account of customers of the Guarantor or any of its Affiliates in connection with the distribution or trading of or market-making in connection with such securities and except that persons (other than Affiliates of the Guarantor) to whom the Guarantor or any of its subsidiaries have pledged Company Preferred Securities may vote or convert with respect to such pledged securities pursuant to the terms of such pledge). This Guarantee may be amended without the consent of the Holders of the Company Preferred Securities to (i) cure any ambiguity or correct any mistake, (ii) correct or supplement any provision in this Guarantee that may be defective or inconsistent with any other provision of this Guarantee, (iii) add to the covenants, restrictions or obligations of the Guarantor for the benefit of the Company or the Holders of the Company Preferred Securities or to surrender any right or power conferred upon the Guarantor under this Guarantee, (iv) evidence the succession of another entity to the Guarantor and the assumption by any such successor of the covenants of the Guarantor stated herein, (v) conform to any change in the Investment Company Act or the rules or regulations of such act, any applicable Japanese commercial, insolvency or corporation law or any other applicable law and (vi) modify, eliminate and add to any provision of this Guarantee to such extent as may be necessary or desirable; provided that no such amendment made in reliance upon clause (vi) shall have a material adverse effect on the rights, preferences or privileges of the Holders of the Company Preferred Securities. Except as provided in the preceding sentence, Sections 2.01 and 2.02 may not be amended without the prior approval of each Holder of the Company Preferred Securities.

Any amendment to reduce the aggregate Liquidation Preference of the Company Preferred Securities whose Holders must consent to an amendment as provided in the preceding paragraph must be approved by each Holder of the Company Preferred Securities.

Any amendment hereof in accordance with this Section 5.02 shall be binding on all Holders of the Company Preferred Securities.

Section 5.03. Assignment of the Guarantor. The Guarantor may not assign its obligations under the Guarantee, except in the case of a merger, consolidation, corporate split or a sale, lease or other transfer of substantially all of its assets where the Guarantor is not the surviving entity, and then only to the entity which is the survivor of such merger, consolidation or corporate split or the purchaser in such sale and which expressly assumes the obligations of the Guarantor hereunder.

Section 5.04. Notices. All notices provided for in this Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

(a) If given to the Registrar, at the Registrar’s mailing address set forth below:

JPMorgan Chase Bank, N.A.

4 New York Plaza, 15th Floor

New York, NY 10004

Fax No.: 1-212-623-6216

Attention: Worldwide Securities Services

(b) If given to the Paying Agent, at the Paying Agent’s mailing address set forth below:

JPMorgan Chase Bank, N.A., London Branch

Trinity Tower, 9 Thomas More Street

London E1W 1YT

Fax No.: 44-1202-347945

Attention: WSS-Operations

(c) If given to the Guarantor, at the Guarantor’s mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Company Preferred Securities):

Mitsubishi UFJ Financial Group, Inc.

7-1, Marunouchi 2-chome

Chiyoda-ku, Tokyo 100-8330, Japan

Fax No.: 81-3-3240-6631

Attention: Financial Planning Division, General Manager

(d) If given to the Company, at the Company’s mailing address set forth below (or such other address as the Company may give notice of to the Guarantor):

MUFG Capital Finance 3 Limited

c/o Maples Finance Limited

P.O. Box 1093GT

Queensgate House

113 South Church Street

George Town

Grand Cayman

Cayman Islands

Fax No.: 1-345-945-7100

Attention: Martin Couch

with a copy addressed as follows:

MUFG Capital Finance 3 Limited

c/o Maples and Calder

Ugland House

P.O. Box 309GT

South Church Street

George Town

Grand Cayman

Cayman Islands

Fax No.: 1-345-949-8080

Attention: Matthew Gardner

(e) If given to any Holder of Company Preferred Securities, at the address set forth on the books and records of the Company. All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

(f) Notwithstanding anything to the contrary herein, notices to the Agents are only effective when received.

Section 5.05. Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.06. Submission to Non-Exclusive Jurisdiction. Each party irrevocably consents and agrees for the benefit of the other parties hereto that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Guarantee may be brought in the courts of the State of New York or the courts of the United States of America located in the County of New York and any appellate court from any thereof and, hereby irrevocably consents and irrevocably submits to the non-exclusive jurisdiction of each such court in person and generally and unconditionally with respect to any action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

Section 5.07. Jurisdiction. The Guarantor hereby irrevocably designates, appoints and empowers Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States, Attention: Robert E. Hand, Esq., General Counsel, with offices currently at 1251 Avenue of the Americas, New York, New York 10020-1104, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Guarantee or any additional agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, it being understood and agreed that the designation, appointment and empowerment of Mitsubishi UFJ Financial Group, Inc., Corporate Governance Division for the United States as such authorized agent shall become effective immediately upon the execution of this Guarantee without any further action on the part of the Guarantor or any other person or entity. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 5.07 satisfactory to the other parties hereto. The Guarantor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Section 5.07 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to it, at its address specified in or designated pursuant to this Guarantee. The Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit any right to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against any of them in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Guarantee brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section 5.07 shall survive any termination of this Guarantee, in whole or in part.

Section 5.08. Waiver of Immunities. To the extent that any of the parties or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Guarantee or any additional agreement, each of the parties hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

This Subordinated Guarantee Agreement is executed the day and year first above written.

MITSUBISHI UFJ FINANCIAL GROUP, INC.,
as Guarantor

By:
Name:
Title:

The undersigned hereby agrees that the Company Preferred Securities are entitled to the benefits of this Subordinated Guarantee Agreement dated •, 2006.

MUFG CAPITAL FINANCE 3 LIMITED,
as Company

By:
Name:
Title:

The undersigned hereby agrees to act as the Registrar with respect to the Company Preferred Securities and is not otherwise a party to the Subordinated Guarantee Agreement and shall have no duties other than those of the Registrar with respect to the Company Preferred Securities.

JPMORGAN CHASE BANK, N.A.,
as Registrar

By:
Name:
Title:

The undersigned hereby agrees to act as the Paying Agent with respect to the Company Preferred Securities and is not otherwise a party to the Subordinated Guarantee Agreement and shall have no duties other than those of the Paying Agent with respect to the Company Preferred Securities.

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,
as Paying Agent

By:
Name:
Title: